SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                             SUNAMERICA SERIES TRUST
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

October 1, 2003

BY EDGAR

U.S. Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

     Re:  SunAmerica Series Trust
          File Numbers 33-52742 and 811-07238

Dear Sir or Madam:

     As counsel to SunAmerica Series Trust (the "Registrant"), I am transmitting for filing the definitive proxy statement of the Registrant under Section 14 of the Securities Act of 1934, as amended, concurrently with this letter. This proxy statement is being provided to shareholders of the Asset Allocation Portfolio of the Registrant regarding a proposed reorganization of the Portfolio into the Asset Allocation Portfolio of Anchor Series Trust.

     We intend to mail to shareholders on or about October 1, 2003. Please call me at (201) 324-6376 with any questions.

Sincerely,

/s/ Thomas Lynch

Thomas Lynch
Assistant General Counsel

                                                             September 26, 2003


Dear Contract Owner:


     SunAmerica Series Trust has called a special meeting of shareholders of the Asset Allocation Portfolio to approve a reorganization of the Portfolio into the newly created Asset Allocation Portfolio of Anchor Series Trust. This action is being taken solely for organizational reasons, and the reorganization is not expected to affect how your Portfolio is managed or the Portfolio's fees. The reorganization is described in more detail in the accompanying Questions and Answers, and the Proxy Statement.

     THE BOARD OF TRUSTEES OF SUNAMERICA SERIES TRUST BELIEVES THAT THE PROPOSAL SET FORTH IN THIS NOTICE OF SPECIAL MEETING AND ACCOMPANYING PROXY STATEMENT ARE IMPORTANT AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN PROVIDE VOTING INSTRUCTIONS IN FAVOR OF THE PROPOSAL.


     YOUR VOTE IS IMPORTANT!

     We appreciate your cooperation and continued support.


                                         Sincerely,




                                         Jane Aldrich
                                         Vice President
                                         AIG SunAmerica Retirement Markets, Inc.

                                                             September 26, 2003


                           ------------------------
                            SUNAMERICA SERIES TRUST
                           ------------------------

     While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matter affecting the Asset Allocation Portfolio (the "Portfolio" or the "Original Portfolio") of SunAmerica Series Trust ("SunAmerica Series") that requires a shareholder vote.

                         Q & A: QUESTIONS AND ANSWERS

Q. Why am I receiving this proxy?


A. This proxy has been mailed to you so that you may provide voting instructions on a proposal concerning your investment in the Portfolio. Shares of the Portfolio are issued and redeemed only in connection with investments in and payments under variable annuity contracts, and may be sold to fund variable life contracts (collectively, the "Contracts"), issued by the separate accounts of certain AIG SunAmerica, Inc.-affiliated life insurance companies, (each, an "Insurance Company," and collectively, the "Insurance Companies"). Although you are not directly a shareholder of the Portfolio, as the owner ("Owner") of a Contract, you have the right to instruct the Insurance Companies on how to vote Portfolio shares that are attributable to your Contract.


Q. What is being proposed?


A. A reorganization pursuant to which the Portfolio, which is currently an investment series of SunAmerica Series, will be reorganized into the newly created Asset Allocation Portfolio (the "Successor Portfolio") of Anchor Series Trust ("Anchor Series").


Q. Why is the reorganization being proposed?


A. The reorganization is being proposed to preserve the independence of the Board of Trustees overseeing the Portfolio. On May 22, 2001, the Trustees of SunAmerica Series approved WM Advisors, Inc. ("WM Advisors") as subadviser to the Portfolio in replacement of the previous subadviser. The engagement of WM Advisors resulted in an independence issue for one of the independent Trustees, who has a financial interest in the parent company of WM Advisors. After much deliberation on this issue, including consultation with outside legal counsel, management and the Trustees determined that this reorganization is the most appropriate course of action. Since Anchor Series' Board of Trustees is composed of different individuals from that of SunAmerica Series, and portfolios within both SunAmerica Series and Anchor Series are offered in variable annuity and life products, it was determined that Anchor Series is the appropriate Trust into which to reorganize the Portfolio. Consequently, on June 12, 2003, the Trustees of SunAmerica Series approved the reorganization. The Trustees' approval was based, in part, on the fact that any fees or expenses of the reorganization will be borne by an AIG SunAmerica, Inc.-affiliated life insurance company, and not by the Original Portfolio or the Successor Portfolio. If the reorganization is not approved, the subject Trustee would be considered "interested" and no longer "independent" with respect to SunAmerica Series, or would have to resign.

Q. What effect will the reorganization have on the management of my investment, or fees and expenses?


A. The reorganization is not expected to affect the way the Portfolio is managed. Also, the Successor Portfolio will have the same investment adviser and subadviser, management fee, subadvisory fee, and the same or lesser 12b-1 fees as the Original Portfolio. Other operating expenses are anticipated to be comparable.


Q. When will the reorganization take effect if it is approved?


A. The reorganization is expected to be completed on or about November 24, 2003, or such earlier or later date as may be agreed upon by the parties of the reorganization.


Q. Why am I being asked to provide voting instructions on the reorganization?

A. Approval of the shareholders is required in order for the reorganization to go into effect. As the Owner of a Contract you have the right to provide voting instructions to the Insurance Companies as to how to vote Portfolio shares that are attributable to your Contract.

Q. How do the Trustees recommend that I vote?

A. After careful consideration, the Trustees recommend that you provide voting instructions FOR the proposal.

Q. How do I provide voting instructions?

A. You may provide your voting instructions by mail or by telephone. To provide your instructions by mail, complete and sign the enclosed voting instructions card, and mail it in the enclosed, postage-paid envelope. To vote by any other method, please follow the enclosed instructions. You may revoke your voting instructions by writing to us, by sending us another proxy or by attending the Meeting and providing voting instructions in person.

   YOUR VOTING INSTRUCTIONS ARE IMPORTANT AND WILL HELP AVOID THE ADDITIONAL EXPENSE OF ANOTHER SOLICITATION. THANK YOU FOR PROMPTLY SUBMITTING YOUR INSTRUCTIONS.

                            SUNAMERICA SERIES TRUST
                                P.O. BOX 54299
                          LOS ANGELES, CA 90054-0299

                           ------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           ------------------------


     NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of shareholders of the Asset Allocation Portfolio of SunAmerica Series Trust will be held on October 28, 2003 at 10:30 a.m., Eastern time, at the offices of AIG SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, for the purpose of considering the proposals set forth below:


   1. To approve the Agreement and Plan of Reorganization, in the form set forth in Exhibit A to the attached Proxy Statement, pursuant to which the Asset Allocation Portfolio of SunAmerica Series Trust will be reorganized into the newly created Asset Allocation Portfolio of Anchor Series Trust.

   2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Only Contract Owners of record at the close of business on August 29, 2003, are entitled to give voting instructions at the Meeting and any adjournment thereof. YOU MAY VOTE BY MAIL, BY TOUCH-TONE TELEPHONE OR IN PERSON. PLEASE PROVIDE YOUR VOTING INSTRUCTIONS PROMPTLY.


                                            By order of the Board of Trustees,



                                            Mallary Reznik
                                            Secretary


September 26, 2003

EACH CONTRACT OWNER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTION CARD AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED. CONTRACT OWNERS ALSO HAVE THE OPTION TO PROVIDE VOTING INSTRUCTIONS BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE VOTING INSTRUCTION CARD.

                            SUNAMERICA SERIES TRUST
                                P.O. BOX 54299
                          LOS ANGELES, CA 90054-0299

                           ------------------------
                                PROXY STATEMENT
                           ------------------------


                        SPECIAL MEETING OF SHAREHOLDERS
                         October 28, 2003, 10:30 a.m.


Introduction


     This Proxy Statement is being mailed on or about September 26, 2003 on behalf of the Board of Trustees (the "Trustees") of SunAmerica Series Trust ("SunAmerica Series"), to the shareholders of the Asset Allocation Portfolio (the "Portfolio" or the "Original Portfolio") for their use in obtaining voting instructions on the proposal being considered at a Special Meeting (the "Meeting") of shareholders of the Portfolio scheduled to be held at the offices of AIG SunAmerica Asset Management Corp. ("SAAMCo"), Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, on October 28, 2003 at 10:30 a.m., Eastern time.

     SunAmerica Series is an open-end management investment company, organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). SunAmerica Series currently consists of thirty-three (33) portfolios. Shares of the portfolios are issued and redeemed only in connection with investments in and payments under variable annuity contracts, and may be sold to fund variable life contracts (collectively, the "Contracts"), issued by the separate accounts of certain AIG SunAmerica, Inc.-affiliated life insurance companies (each, an "Insurance Company," and collectively, the "Insurance Companies").


     SAAMCo serves as investment adviser and manager for SunAmerica Series. SAAMCo's principal office is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. Certain of the SunAmerica Series portfolios are subadvised by one or more subadvisers. WM Advisors, Inc. ("WM Advisors") serves as subadviser for the Portfolio. WM Advisors is located at 1201 Third Avenue, 22nd Floor, Seattle, WA 98101.


     The audited financial statements included in the most recent annual report to shareholders of the Portfolio is incorporated by reference into this proxy statement. Copies of the most recent annual and semiannual reports of the Portfolio may be obtained without charge if you: (i) write to SunAmerica Series Trust, P.O. Box 54299, Los Angeles, CA 90054-0299; or (ii) call (800) 445-7862.

     The Trustees have fixed the close of business on August 29, 2003 as the record date (the "Record Date") for determining the number of shares outstanding and the Contract owners ("Contract Owners") entitled to give voting instructions to the Insurance Companies with respect to their respective "portion" of shares of the Portfolio as of the Record Date.

     The name, address and percentage of ownership of shareholders that owned of record 5% or more of each class of shares of the Portfolio as of the Record Date, and the total number of shares of each class of shares of the Portfolio outstanding as of the Record Date are as follows:

                                     Name and Address of
                Total Number of      Shareholder With at     Percentage of Shares
 Share Class  Shares Outstanding      Least 5% Ownership      Held by Shareowner
-----------------------------------------------------------------------------------
 Class 1      34,869,152.16        AIG SunAmerica Life       94.05%
                                   Assurance Company

                                   1 SunAmerica Center
                                   1999 Avenue of the Stars
                                   Los Angeles, CA 90067
-----------------------------------------------------------------------------------
 Class 2       1,484,559.15        AIG SunAmerica Life         100%
                                   Assurance Company

                                   1 SunAmerica Center
                                   1999 Avenue of the Stars
                                   Los Angeles, CA 90067
-----------------------------------------------------------------------------------
 Class 3         126,840.97        AIG SunAmerica Life       99.99%
                                   Assurance Company

                                   1 SunAmerica Center
                                   1999 Avenue of the Stars
                                   Los Angeles, CA 90067
-----------------------------------------------------------------------------------

With respect to SunAmerica Series, no person, as of the Record Date, was known to have allocated contributions under Contracts beneficially owned by such person, such that upon the pass through of voting rights by an Insurance Company, he or she would have the right to give instructions with respect to more than 5% of the Portfolio. To the knowledge of management, Trustees and executive officers of SunAmerica Series, both individually and as a group, owned beneficially less than 1% of the outstanding shares of the Portfolio as of the Record Date.

     SunAmerica Series expects that the solicitation of voting instructions from Contract Owners will be made by mail, and solicitation also may be made by telephone communications from officers or employees of SAAMCo or its affiliates, who will not receive any compensation for their solicitation services from SunAmerica Series. In addition, a professional proxy solicitation firm may also assist in the solicitation of voting instructions. In connection with the solicitation of voting instructions, the Insurance Companies will furnish a copy of this Proxy Statement to all Contract Owners.

     Contract Owners may also provide their voting instructions through telephone touch-tone voting. These operations require Contract Owners to input a control number, which is located on each voting instruction card. Subsequent to inputting these numbers, Contract Owners will be prompted to provide their voting instructions on the proposal. Contract Owners will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

     If the Contract Owner wishes to participate in the Meeting, but does not wish to give his or her voting instructions by telephone, the Contract Owner may submit the voting instructions card originally sent with the Proxy Statement or attend in person. Voting instructions executed by Contract Owners may be revoked by: (i) a written instrument received by the Secretary of SunAmerica Series at any time before they are exercised; (ii) delivery of a later-dated instruction; or (iii) by attendance at the Meeting and providing voting instructions in person.



     Approval of the reorganization requires an affirmative vote of a majority of the outstanding shares of the Portfolio. Each Insurance Company, as the holder of record shares of the Portfolio, is required to "pass through" to its Contract Owners the right to vote shares of the Portfolio. SunAmerica Series expects that each Insurance Company will vote 100% of the shares of the Portfolio held by its respective separate account. The Insurance Companies will vote shares of the Portfolio for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on the proposal. Unmarked voting instructions from Contract Owners will be voted in favor of the proposal. SunAmerica Series may adjourn the Meeting to the extent permitted by law, if necessary to permit the Insurance Companies to obtain additional voting instructions from Contract Owners.


     The Trustees do not know of any other business to be brought before the Meeting. If any other matters properly come before the Meeting, the persons named as proxies will vote on such matters in their discretion.

               APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                   PROPOSAL

     The Trustees have approved, and recommend that holders of shares of the Portfolio approve, the Agreement and Plan of Reorganization (the "Plan") pursuant to which the Portfolio will be reorganized into the newly created Asset Allocation Portfolio (the "Successor Portfolio") of Anchor Series Trust ("Anchor Series"). A form of the Plan is attached to this Proxy Statement as Exhibit A. The reorganization of the Portfolio was approved by the Trustees on June 12, 2003.

     SunAmerica Series is a Massachusetts business trust organized in 1992, and is currently composed of thirty-three separate portfolios, each of which offers three classes of shares. Anchor Series also is a Massachusetts business trust and is currently composed of eight separate portfolios (not including the Successor Portfolio), four of which offer three classes of shares, with the remaining four portfolios offering one class of shares.


     On May 22, 2001, the Trustees of SunAmerica Series approved WM Advisors, Inc. ("WM Advisors") as subadviser to the Portfolio in replacement of the previous subadviser. The engagement of WM Advisors resulted in an independence issue for one of the independent Trustees, due to the fact that the Trustee has a financial interest in the parent company of WM Advisors. After much deliberation on this issue, including consultation with outside legal counsel, management and the Trustees determined that this reorganization is the most appropriate course of action. Since Anchor Series' Board of Trustees is composed of different individuals from that of SunAmerica Series, and portfolios within both SunAmerica Series and Anchor Series are offered in variable products, it was determined that Anchor Series is the appropriate trust into which to reorganize the Portfolio. Consequently, the Trustees approved the reorganization. The Trustee's approval was based, in part, on the fact that any fees or expenses of the reorganization will be borne by an AIG SunAmerica, Inc.-affiliated life insurance company, and not by the Original Portfolio or Successor Portfolio.

     The reorganization is not expected to affect the way the Portfolio is managed. Also, the Successor Portfolio will have the same investment adviser and subadviser, management fee, subadvisory fee, and the same or lesser 12b-1 fees as the Original Portfolio. Other operating expenses are anticipated to be comparable.

     The reorganization is proposed to be accomplished pursuant to the Plan, which provides that the Successor Portfolio will issue its respective shares to the Original Portfolio in an amount equal to the net asset value of the assets of the Original Portfolio, determined as of the closing date. The Successor Portfolio will also assume the liabilities of the Original Portfolio. As of the closing date, the Original Portfolio will distribute the Successor Portfolio's shares to its shareholders in liquidation of the Original Portfolio. The Original Portfolio's shareholders shall receive shares of a class of the Successor Portfolio comparable to the class of shares held in the Original Portfolio. As a result of the reorganization, shareholders of the Successor Portfolio will have the same proportionate interest in the same portfolio of assets as prior to the reorganization.


Terms of the Plan

     Under the Plan, the reorganization is subject to a number of conditions, including the approval of the shareholders of the Portfolio. Accordingly, shareholders of the Portfolio are being asked to vote for the approval of the Plan pursuant to which the reorganization will be consummated. The following description of the Plan and the features of the proposed reorganization is qualified in its entirety by reference to the text of the Plan.

     The Plan provides, among other things, for the transfer of all of the assets of the Original Portfolio to the Successor Portfolio in exchange for:
(i) the assumption by the Successor Portfolio of all of the liabilities of the Original Portfolio; and (ii) the issuance of full and fractional shares of beneficial interest of the Successor Portfolio, $0.01 par value per share (the "Successor Portfolio Shares"), to be issued by Anchor Series on behalf of the Successor Portfolio, having, in the case of the Successor Portfolio, an aggregate net asset value equal to the value of the net assets of the Original Portfolio acquired. The value of the assets of the Original Portfolio and the net asset value per share of the Successor Portfolio Shares shall be determined as of the Valuation Date (as defined in the Plan) in accordance with the procedures for determining the value of the Original Portfolio's assets set forth in the Successor Portfolio's Declaration of Trust and the then-current prospectus and statement of additional information for the Successor Portfolio that forms a part of the Successor Portfolio's registration statement on Form N-1A (the "Registration Statement"). In lieu of delivering certificates for the Successor Portfolio Shares, Anchor Series shall credit the Successor Portfolio Shares to the Original Portfolio's account on the share record books of Anchor Series and shall deliver a confirmation thereof to the Original Portfolio. The Original Portfolio shall


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

then deliver written instructions to Anchor Series' transfer agent to establish accounts for the shareholders on the share record books relating to the Original Portfolio. Shareholders of Class 1 shares, Class 2 shares and Class 3 shares of the Original Portfolio shall receive in the transaction described above, Class 1 shares, Class 2 shares and Class 3 shares, respectively, of the Successor Portfolio. Successor Portfolio Shares of each such class shall have the same aggregate net asset value as the aggregate net asset value of the corresponding class of the Original Portfolio.


     The reorganization is expected to be completed on or about November 24, 2003, or such earlier or later date as may be mutually agreed upon by the parties of the Plan.


Effect of Shareholder Approval of the Reorganization


     An investment company registered under the 1940 Act is required to obtain shareholder approval with regard to the investment advisory agreement with the company's investment adviser and the company's service plan under Rule 12b-1. As part of the Portfolio's proposed reorganization, approval by the requisite vote of the shareholders of the Portfolio of the reorganization and the Plan will also constitute, for the purposes of the 1940 Act, approval of the Investment Advisory and Management Agreement between Anchor Series on behalf of the Successor Portfolio and SAAMCo. A form of the Agreement is attached as Exhibit
B. Approval by the requisite vote of the shareholders of the Portfolio of the reorganization and the Plan will also constitute, for the purposes of the 1940 Act, approval of the 12b-1 Service Plans of Anchor Series. Forms of the Plans are attached as Exhibit C.


     Assuming shareholder approval of the reorganization, the Original Portfolio, as the sole shareholder of the corresponding Successor Portfolio prior to the reorganization, will effect these actions by voting its respective shares in the Successor Portfolio "FOR" the matters specified above on behalf of its shareholders prior to the reorganization.

Description of New Shares


     Shares will be issued to the Portfolio's shareholders in accordance with the Plan as described above. The shares will be authorized for issuance by the Trustees of Anchor Series in accordance with Anchor Series' trust instrument. The Successor Portfolio will have substantially identical purchase, redemption and exchange procedures as are currently in effect for the Original Portfolio, as described in the Portfolio's current prospectus and statement of additional information.


Investment Policies and Investment Restrictions

     If the reorganization is approved, the investment policies and restrictions for the Original Portfolio will be policies and procedures for the Successor Portfolio.

Fee Structure and Expenses


     The Successor Portfolio will have the same management fee, subadvisory fee, and the same or lesser 12b-1 fees as the Original Portfolio, and other operating expenses are anticipated to be comparable.

Expenses of the Reorganization


     Any fees or expenses of the reorganization will be borne by an AIG SunAmerica-affiliated life insurance company and not the Original Portfolio or Successor Portfolio. It is currently estimated that the expenses of the reorganization will be approximately $90,000.


Federal Income Tax Consequences


     The Plan provides that as a condition to the reorganization, the Original Portfolio and the Successor Portfolio shall have received a favorable opinion from Shearman and Sterling LLP, counsel to SunAmerica Series (which opinion would be based upon certain factual representations and subject to certain qualifications) substantially to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes, upon consummation of the Plan:

       (i) The transfer of all of the Original Portfolio assets in exchange for the Successor Portfolio Shares and the assumption by the Successor Portfolio of all the liabilities of the Original Portfolio followed by the distribution of the Successor Portfolio Shares to the Original Portfolio shareholders in dissolution and liquidation of the Original Portfolio will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code and the Successor Portfolio and the Original Portfolio will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;


       (ii) No gain or loss will be recognized by the Successor Portfolio upon the receipt of the assets of the Original Portfolio in exchange for the Successor Portfolio Shares and the assumption by the Successor Portfolio of the liabilities of the Original Portfolio;

       (iii) No gain or loss will be recognized by the Original Portfolio upon the transfer of the Original Portfolio's assets to the Successor Portfolio in exchange for the Successor Portfolio Shares and the assumption by the Successor Portfolio of the liabilities of the Original Portfolio or upon the distribution of the Successor Portfolio Shares by the Original Portfolio to its shareholders in liquidation;

       (iv) No gain or loss will be recognized by the Original Portfolio shareholders upon the exchange of their Original Portfolio shares for the Successor Portfolio Shares;

       (v) The tax basis for the Successor Portfolio Shares received by each Original Portfolio shareholder pursuant to the transactions contemplated by the Plan will be the same as the tax basis of the Original Portfolio shares exchanged for the Successor Portfolio Shares, and the holding period of the Successor Portfolio Shares to be received by each Original Portfolio shareholder will include the period during which the Original Portfolio shares exchanged therefor were held by such shareholder (provided the Original Portfolio shares were held as capital assets on the date of the transactions contemplated by the Plan); and

       (vi) The tax basis of the Original Portfolio assets acquired by the Successor Portfolio will be the same as the tax basis of such assets in the hands of the Original Portfolio immediately prior to the transactions contemplated by the Plan, and the holding periods of the assets of the Original Portfolio in the hands of the Successor Portfolio will include the period during which those assets were held by the Original Portfolio.


     An opinion of counsel does not have the effect of a private letter ruling from the Internal Revenue Service (the "IRS") and is not binding on the IRS or any court. If the Plan is consummated but the transactions contemplated by the Plan fail to qualify as a "reorganization" within the meaning of section 368 of the Code, the transactions contemplated by the Plan would be treated as a taxable sale of assets by the Original Portfolio to the Successor Portfolio followed by a taxable liquidation of the Original Portfolio, and the shareholders of the Original Portfolio would recognize a taxable gain or tax loss equal to the difference between their adjusted tax basis in the shares of the Original Portfolio and the fair market value of the Successor Portfolio Shares received in exchange therefor.

     Shareholders should consult their tax advisers regarding the effect of the transactions contemplated by the Plan in light of their individual circumstances. As the foregoing relates only to federal income tax consequences, shareholders also should consult their tax advisers as to the foreign, state, local and other tax consequences of the transactions contemplated by the Plan.


Trustees' Considerations


     In regard to the independence issue of one of the Trustees, the Trustees determined that the reorganization is the most appropriate course of action. The Trustees determined that since Anchor Series' Board of Trustees is composed of different individuals from that of SunAmerica Series, and portfolios within both SunAmerica Series and Anchor Series are offered in variable products, Anchor Series is the appropriate trust into which to reorganize the Portfolio. If the reorganization is not approved, the subject Trustee would be considered "interested" and no longer "independent" with respect to SunAmerica Series, or would have to resign.


     In making its determination as to whether or not the participation in a transaction involving investment companies is in the best interest of a participating investment company, and in determining whether or not the interests of existing shareholders of that investment company will be diluted as a result of it effecting the transaction, boards of trustees/directors generally consider certain factors. In the case of this reorganization, the Trustees deemed that these factors are largely inapplicable because the Original Portfolio is being merged into a clone shell portfolio in which the shareholders' interest after the reorganization will be substantially identical to their interest in the Original Portfolio prior to the reorganization. However, in analyzing the proposed reorganization, the following are examples of several factors that were taken into account by the Trustees:


   o Any fees or expenses of the reorganization will be borne by an AIG SunAmerica, Inc.-affiliated life insurance company, and not by the Original Portfolio or Successor Portfolio;

   o Annual portfolio operating expenses, shareholder fees and services, and advisory fees and services of the Successor Portfolio will be the same or not materially different from the Original Portfolio;

   o The Successor Portfolio and the Original Portfolio will have the same investment objectives, restrictions and policies;

   o The reorganization will be not result in any taxable transaction for the Portfolio's shareholders.

Certain Comparative Information About the Declarations of Trust and By-Laws of SunAmerica Series and Anchor Series

     The following is a summary of certain of the differences between the Declarations of Trust for each of SunAmerica Series (the "SunAmerica Series Declaration") and Anchor Series (the "Anchor Series Declaration"), as well as the By-Laws for each trust. Certain issues discussed in this section refer to a "1940 Act majority" shareholder vote. A "1940 Act majority" requires the vote of the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares.

     Merger, Consolidation or Sale of Assets. SunAmerica Series may merge or consolidate with another "person" or may sell, lease or exchange all or substantially all of the property of any or all series, if authorized at any meeting of shareholders called for that purpose by affirmative vote of shareholders of not less than two-thirds of the shares outstanding and entitled to vote, or consented to in writing by the shareholders of not less than two-thirds of the shares outstanding and entitled to vote or by such other vote as may be established by the Trustees with respect to any series or class of shares. However, if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, a majority shareholder vote is sufficient.


     With a "1940 Act majority" vote of shareholders, the Trustees of SunAmerica Series may cause to be organized one or more corporations or other organization to take over all or substantially all of the Trust property or to carry on any business in which the Trust has any interest and to sell, convey and transfer all or substantially all of the trust property to such entity in exchange for securities thereof or otherwise, and to lend money to, subscribe for securities of, and enter into any contracts with such entity.

     The Trustees of SunAmerica Series also may cause a merger or consolidation between the Trust or any successor thereto and any such corporation or other organization to the extent not prohibited by applicable law then in effect. Without a shareholder vote, the Trustees of SunAmerica Series may organize one or more corporations or other organizations and sell, convey or transfer a portion of the trust property to such entity.

     The Board of Trustees of Anchor Series, by vote or written approval of a majority of Trustees, may select or direct organization of a corporation or other organization with which the Trust may merge or which shall take over the Trust property and carry on the affairs of the Trust. With the affirmative vote of not less than a majority of the outstanding shares entitled to vote at any meeting of shareholders, notice of which includes a statement of such proposed action, the Trustees of Anchor Series may effect such merger or may sell, convey, and transfer the Trust property to any such organization in exchange for cash or shares or securities thereof with the assumption by such transfer of the liabilities of the Trust. The Trustees shall thereupon terminate Anchor Series and deliver cash, shares, securities or beneficial interest ratably among the shareholders of the Trust in redemption of their shares.

     Amendment of Declaration or Termination of Trust. Amendment of the Declaration or termination of the Trust by shareholders requires a 1940 Act majority for SunAmerica Series, while a majority of shares outstanding is required for Anchor Series.

     Reorganizations of Series of Trust. Reorganizations generally require approval by a majority of outstanding shares, although a two-thirds vote is required under the SunAmerica Series Declaration if the reorganization has not been approved by the Trustees. A shell reorganization involving a series of SunAmerica Series requires only a 1940 Act majority (and in certain cases may take place without a shareholder vote). The Anchor Series Declaration does not have any provisions relating specifically to the reorganization of a series of the Trust.

     Fundamental Investment Policies. The 1940 Act requires that funds adopt fundamental policies with respect to certain aspects of their operations. Investment objectives and other policies are not required to be fundamental. The Anchor Series Declaration requires that the investment objectives, policies and limitations be deemed fundamental policies and may not be changed without approval by a 1940 Act majority of shares outstanding. The SunAmerica Series Declaration has no similar provision.


     Shareholder Voting. The SunAmerica Series Declaration states that the shareholders have the power to vote with respect to such matters relating to the Trust as may be required by law, the Declaration of Trust, By-Laws, the 1940 Act, registration with the U.S. Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. Other sections of the SunAmerica Series Declaration have specific voting requirements, as discussed below. The Anchor Series Declaration specifies that shareholders are entitled to vote only regarding the following matters:


     o Election of Trustees as described in the Declaration;

     o Amendment of the Declaration or termination of the trust as described in the Declaration;

     o Reorganizations as described in the Declaration; and

     o All matters for which the approval of the shareholders is required by the 1940 Act.


     The By-Laws for SunAmerica Series state that a majority of votes cast at a meeting is sufficient to take action, unless more than a majority of votes cast is required by statute or by the Declaration. The vote required for certain Anchor Series shareholder actions, such as electing Trustees, amending the Declaration, terminating the Trust and reorganizations varies, and is specified in the applicable sections of the Declaration.


     Written Consent. For Anchor Series, action may be taken without a meeting if a majority of shareholders entitled to vote on a matter (or any larger proportion as required by express provision of the Declaration) consent to the action in writing and the consents are filed with records of the meetings of shareholders. The By-Laws for SunAmerica Series state that action may be taken without a meeting if a consent in writing is signed by all of the shareholders entitled to vote and any other shareholders entitled to notice of a meeting (but not to vote thereat) have waived in writing any rights which they may have to dissent from such action, and such consent and waiver are filed with the records of the Trust. However, provisions in the SunAmerica Series Declaration, such as for terminating the Trust, contemplate written consents with less than all of the shareholders signing.


     Duration. SunAmerica Series shall continue without limitation of time, whereas Anchor Series will expire 20 years after the death of the last survivor of certain persons named in the Declaration.

     Amendment of By-Laws. The By-Laws for SunAmerica Series provide that they can be amended or repealed by a majority of the shareholders or the Trustees, whereas the Anchor Series By-Laws state that they can only be amended or repealed by the Board of Trustees.


     Calling of Shareholder Meetings. The Boards of Trustees of both SunAmerica Series and Anchor Series may call special meetings. However, for Anchor Series a special meeting of shareholders will be called upon written request of shareholders holding in aggregate not less than 10% of the outstanding shares having voting rights. For SunAmerica Series, special meetings will be called by vote in writing by shareholders holding a majority of the outstanding shares of beneficial interest of the Trust.


     Conduct of Shareholder Meetings. Shareholders of SunAmerica Series representing 10% of the votes entitled to be cast have the right to request that voting be by ballot and to demand that the voting be conducted by two inspectors of election which may be elected by shareholders. The Board of Trustees or Chairman of Anchor Series is directed to appoint one or three inspectors of election for shareholder meetings.

     Other Shareholder Meeting Provisions. The shareholder meeting provisions for SunAmerica Series are contained in the By-Laws (and thus can be amended by the Trustees without a shareholder vote); whereas, for Anchor Series these provisions are contained both in the Declaration and the By-Laws (and are subject to the respective amendment provisions of both documents).

     Shares. The SunAmerica Series Declaration provides that the Trustees may combine a series or a class with another series or class without a shareholder vote in certain enumerated circumstances if the net asset value of the affected shares is preserved. The SunAmerica Series Declaration also provides that the Trustees may reduce the number of outstanding shares of any or all of the series and may divide or combine the shares of any series into a greater or lesser number without changing the beneficial interests in the series. The Anchor Series Declaration states that the Board of Trustees may purchase and acquire outstanding shares for consideration and on terms they deem proper.

Information Concerning the Investment Adviser and Subadviser


     The Investment Advisory and Management Agreement for Anchor Series is substantially similar to the Investment Advisory and Management Agreement for SunAmerica Series. The fees contained in each Agreement are the same.

     SAAMCo has entered into a Subadvisory Agreement with WM Advisors, designating WM Advisors as the subadviser to the Portfolio, and upon approval of the reorganization, the agreement will be amended to apply to the Successor Portfolio. SAAMCo has received an exemptive order from the U.S. Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the trusts with unaffiliated subadvisers approved by the Boards of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the trustees but without shareholder approval, to employ new unaffiliated subadvisers for new or existing Portfolios, change the terms of particular agreements with subadvisers or continue the employment of existing subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any subadviser changes. Shareholders of a portfolio have the right to terminate an agreement with a subadviser for that portfolio at any time by a vote of the majority of the outstanding voting securities of such portfolio. Information concerning SAAMCo, WM Advisors and the Investment Advisory and Management Agreement and Subadvisory Agreement is set forth below.


     SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $31 billion as of December 31, 2002. SAAMCo has served as adviser and manager of the Portfolio since July, 1993. SAAMCo is a wholly-owned subsidiary of American International Group, Inc. ("AIG"), the leading U.S.-based international insurance organization.

     WM Advisors managed over $13 billion in assets as of December 31, 2002. WM Advisors is a wholly-owned subsidiary of New America Capital, Inc., a holding company that in turn is a wholly-owned subsidiary of Washington Mutual, Inc.

     The Portfolio's investments are managed by Randall L. Yoakum, Chief Investment Officer and Senior Portfolio Manager, and Gary L. Pokrzywinski, Senior Portfolio Manager.


     In exchange for the services provided under the Investment Advisory and Management Agreement, the Portfolio pays SAAMCo a management fee of 0.75% of the Portfolio's average daily net assets up to $50 million, 0.65% of average daily net assets on the next $100 million, 0.50% of average daily net assets up to $250 million and 0.55% of average daily net assets above that amount. For the fiscal year ended January 31, 2003, the Portfolio paid $2,987,148 to SAAMCo for investment management services. The current Investment Advisory and Management Agreement was last approved by the Trustees, including a majority of independent Trustees, on June 12, 2003. SAAMCo compensates WM Advisors out of the advisory fees that it receives from the Portfolio. WM Advisors receives from SAAMCo a management fee of 0.40% of the Portfolio's average daily net assets up to $50 million, 0.30% of average daily net assets on the next $100 million, 0.25% of average daily net assets thereafter up to $250 million and 0.20% of average daily net assets above $250 million.

     The following is a list of the directors and officers of SAAMCo.

Directors:

   Peter A. Harbeck (a)
   Jay S. Wintrob (b)
   Christine A. Nixon (b)

Officers:


   Peter A. Harbeck (a)           President & Chief Executive Officer
   J. Steven Neamtz (a)           Executive Vice President -- Sales & Marketing
   Vincent Marra (a)              Senior Vice President & Chief Operating Officer
   Robert M. Zakem (a)            Senior Vice President, General Counsel & Assistant Secretary
   Francis Gannon (a)             Senior Vice President
   Donna Calder (a)               Senior Vice President
   Suzanne Onyskow (a)            Senior Vice President
   Tim Pettee (a)                 Senior Vice President & Chief Operating Officer
   Debbie Potash-Turner (a)       Senior Vice President
   Christine A. Nixon (b)         Secretary
   Michael Cheah (a)              Vice President
   Brian Clifford (a)             Vice President
   Nori Gabert (c)                Vice President
   Donna Handel (a)               Vice President
   Cheryl Hawthorne (a)           Vice President
   Thomas Leboffe (a)             Vice President
   George Mitrica (a)             Vice President
   Iris Mojica (a)                Vice President
   James Nichols (a)              Vice President
   Stephen Schoepke (a)           Vice President
   Jill Anne Sottile Kirk (a)     Vice President
   Guillermo Taveras (a)          Vice President
   Suzanne Onyskow (a)            Vice President
   John T. Genoy (a)              Vice President, Chief Financial Officer & Controller
   Betsy Trietler (a)             Vice President
   Virginia N. Puzon (b)          Assistant Secretary


Business Address:

   (a) Harborside Financial Center
       3200 Plaza 5
       Jersey City, NJ 07311-4992

   (b) 1 SunAmerica Center
       1999 Avenue of the Stars
       Los Angeles, CA 90067


   (c) 2929 Allen Parkway
       Houston, TX 77019

     The following is a list of the directors and officers of WM Advisors.

Directors*:

     Monte D. Calvin
     Joel Calvo
     Sandra A. Cavanaugh
     Sharon L. Howells
     William G. Papesh
     Randall L. Yoakum

Officers*:

     William G. Papesh        President
     Sandra A. Cavanaugh      Senior Vice President
     Randall L. Yoakum        Senior Vice President
     Monte D. Calvin          First Vice President
     Sharon L. Howells        First Vice President, Secretary
     David Williams           Treasurer
     Gary J. Pokrzywinski     First Vice President
     Stephen Q. Spencer       First Vice President
     John T. West             First Vice President
     Daniel R. Coleman        Vice President
     Philip M. Foreman        Vice President
     Richard E. Helm          Vice President
     Michael D. Meighan       Vice President
     Brian L. Placzek         Vice President
     Scott J. Peterson        Vice President
     Craig V. Sosey           Vice President
     Linda C. Olson           Vice President
     Deborah L. Wardwell      Vice President
     Charles D. Averill       Assistant Vice President
     John R. Friedl           Assistant Vice President
     John W. Healy            Assistant Vice President
     Robert E. Jackson        Assistant Vice President
     Catherine Tong-Lee       Assistant Vice President

*Business Address:

     1201 Third Avenue, 23rd Floor
     Seattle, WA 98101

Certain Information Concerning the Board of Trustees of Anchor Series

     The Trustees and executive officers of Anchor Series, their ages and principal occupations for the past five years are set forth below.

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN           OTHER
         NAME,           POSITION(S)    LENGTH                                         FUND COMPLEX       DIRECTORSHIPS
     DATE OF BIRTH         WITH THE    OF TIME     PRINCIPAL OCCUPATION (S)             OVERSEEN BY          HELD BY
     AND ADDRESS(1)         TRUST       SERVED      DURING PAST FIVE YEARS              DIRECTOR(2)        DIRECTOR(3)
-------------------------------------------------------------------------------------------------------------------------
Independent Trustees

S. James Coppersmith*    Trustee        1987        Retired.                                45           Director of BJ's
DOB:02/21/33                                                                                             Wholesale Club;
                                                                                                         Member of Board
                                                                                                         of Governors of
                                                                                                         the Boston Stock
                                                                                                         Exchange.

Samuel M. Eisenstat*     Chairman of    1986        Attorney, solo practitioner.            46           Director of North
DOB: 03/07/40            the Board                                                                       European Oil
                                                                                                         Royalty Trust.

Stephen J. Gutman*       Trustee        1986        Partner and Managing Member             46           None
DOB: 05/10/43                                       of B.B. Associates LLC
                                                    (menswear specialty retailing
                                                    and other activities) (June 1988
                                                    to present).

Interested Trustee

Peter A. Harbeck*(4)     Trustee        1994        President, CEO and Director,            83           None
DOB: 01/23/54                                       SAAMCo (August 1995 to
                                                    present); Director, AIG
                                                    SunAmerica Capital Services,
                                                    Inc. ("SACS") (August 1993
                                                    to present).


------------


(1) The business address of each Trustee is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

(2) The "Fund Complex" consists of all registered investment companies for which SAAMCo or an affiliated person of SAAMCo serves as investment adviser or business manager. The "Fund Complex" includes the Anchor Series (8 funds), SunAmerica Series (33 portfolios), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Style Select Series, Inc. (15 funds), SunAmerica Strategic Investment Series, Inc. (7 funds), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (22 funds), VALIC Company II (15 funds), Seasons Series Trust (19 portfolios) and Anchor Pathway Fund (7 series).

(3) Directorships of Companies required to report to the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act.

(4) Mr. Harbeck is considered to be an Interested Trustee (as defined within the 1940 Act) because he serves as President and CEO of SAAMCo, Director of AIG Financial Advisor Services Inc., Director of AIG SunAmerica Capital Services, Inc. and Director of AIG SunAmerica Fund Services, Inc.

     The Trustees of Anchor Series are responsible for the overall supervision of the operation of the Trust and each Portfolio in the Trust and perform various duties imposed on trustees of investment companies by the 1940 Act and under the Trust's Declaration of Trust. Each of the non-affiliated Trustees is entitled to compensation from the Trust consisting of an annual fee of $20,000 in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. In addition, Mr. Eisenstat receives an aggregate of $18,000 in annual compensation for serving as Chairman of the Board of the SunAmerica Mutual Funds and the Trust. These expenses are allocated on the basis of the relative net assets of each Portfolio. Officers are compensated by SAAMCo or its affiliates and receive no compensation from the Trust.

     In addition, each Independent Trustee also serves on the audit committee of the Board of Trustees (the "Audit Committee"). The Audit Committee is charged with recommending to the entire Board of Trustees the engagement or discharge of the Trust's independent accountants, directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting committee minutes to the entire Board of Trustees. Each member of the Audit Committee receives an aggregate of $5,000 in annual compensation for serving on the Audit Committees of all of the SunAmerica Mutual Funds and the Trust. With respect to the Trust, each member of the Audit Committee receives a pro rata portion of the $5,000 annual compensation, based on the relative net assets of the Trust. The Audit Committee met twice during the fiscal year ending December 31, 2002.

     Anchor Series also has a Nominating Committee, composed solely of non-affiliated Trustees, which recommends to the Trustees those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders' meetings. The Nominating Committee does not normally consider candidates proposed by shareholders for election of Trustees. Members of the Nominating Committee receive an aggregate of $1,000 in annual compensation for serving on the Nominating Committee. In addition, each member of the Nominating Committee receives $500 per meeting. The Nominating Committee met twice during the fiscal year ending December 31, 2002.

     The Trustees of Anchor Series have adopted the Anchor Series Trust Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any portfolio of the Trust (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each portfolio of the Trust with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each portfolio of the Trust for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Trustee's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.

     It is expected that, for the fiscal year ending December 31, 2003, the independent Trustees of Anchor Series will have received the following compensation for their services as Trustees. Neither the Trustees who are interested persons of the trust nor any officers of the trust receive any compensation.

                                         PENSION OR                         TOTAL
                                         RETIREMENT                      COMPENSATION
                                          BENEFITS         ESTIMATED      FROM TRUST
                          AGGREGATE      ACCRUED AS          ANNUAL        AND FUND
                        COMPENSATION      PART OF        BENEFITS UPON   COMPLEX PAID
TRUSTEE                  FROM TRUST    TRUST EXPENSES*     RETIREMENT    TO TRUSTEES*
-------                 -------------  ---------------   -------------   ------------
S. James Coppersmith       $21,080        $63,159           $28,757         $75,000
Samuel M. Eisenstat        $22,875        $56,271           $52,166         $86,200
Stephen J. Gutman          $21,628        $58,046           $64,594         $84,200


Commissions to Affiliated Broker-Dealers

     There were no brokerage commissions paid by the Portfolio to affiliated broker-dealers of the Portfolio for the fiscal year ended January 31, 2003.

Required Vote

     Approval of the reorganization requires an affirmative vote of a majority of the outstanding shares of the Portfolio.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT CONTRACT OWNERS PROVIDE VOTING INSTRUCTIONS IN FAVOR OF APPROVING THE REORGANIZATION.

Other Business

     The Trustees do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the proxies will vote on the matters in their discretion.

Shareholder Proposals

     The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to present a proposal to be included in the Proxy Statement for the next meeting of shareholders of a Portfolio, the Portfolio must receive the proposal a reasonable time before the solicitation is to be made. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Mallary Reznik, Secretary of SunAmerica Series Trust, 1 SunAmerica Center, Los Angeles, California 90067.


                                            By Order of the Board of Trustees of
                                            SunAmerica Series Trust



                                            Mallary Reznik
                                            Secretary


September 26, 2003

                                EXHIBIT LIST


Exhibit A --   Form of Agreement and Plan of Reorganization

Exhibit B --   Form of Investment Advisory and Management Agreement

Exhibit C --   Form of Service Plans Pursuant to Rule 12b-1

                                                                      EXHIBIT A


                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION


     AGREEMENT AND PLAN OF REORGANIZATION dated as of ______________, 2003 (the "Agreement"), between SunAmerica Series Trust, a Massachusetts business trust having its principal office at 1 SunAmerica Center, Los Angeles, California 90067-6022 (the "Original Trust") on behalf of its Asset Allocation Portfolio (the "Original Fund"), one of the Original Trust's series portfolios, and Anchor Series Trust, a Massachusetts business trust having its principal office at 1 SunAmerica Center, Los Angeles, California 90067-6022 (the "Successor Trust") on behalf of its Asset Allocation Portfolio (the "Successor Fund"), one of the Successor Trust's series portfolios.

     WHEREAS, the Board of Trustees of the Original Trust and the Board of Trustees of the Successor Trust have respectively determined that it is in the best interests of the Original Fund and the Successor Fund, respectively, that the assets of the Original Fund be acquired by the Successor Fund pursuant to this Agreement and in accordance with, respectively, the applicable laws of the Commonwealth of Massachusetts; and

     WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"):

     NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

   1. PLAN OF EXCHANGE.

      (a) Subject to the terms and conditions set forth herein, on the Exchange Date (as defined herein), the Original Fund shall assign, transfer and convey the assets, including all securities and cash held by the Original Fund (subject to the liabilities of the Original Fund) to the Successor Fund and the Successor Fund shall acquire all of the assets of the Original Fund (subject to the liabilities of the Original Fund) in exchange for full and fractional shares of beneficial interest of the Successor Fund, $0.01 par value per share (the "Successor Fund Shares"), to be issued by the Successor Trust on behalf of the Successor Fund, having, in the case of the Successor Fund, an aggregate net asset value equal to the value of the net assets of the Original Fund acquired. The value of the assets of the Original Fund and the net asset value per share of the Successor Fund Shares shall be determined as of the Valuation Date (as defined herein) in accordance with the procedures for determining the value of the Original Fund's assets set forth in the Successor Fund's Declaration of Trust and the then-current prospectus and statement of additional information for the Successor Fund that forms a part of the Successor Fund's Registration Statement on Form N-1A (the "Registration Statement"). In lieu of delivering certificates for the Successor Fund Shares, the Successor Trust shall credit the Successor Fund Shares to the Original Fund's account on the share record books of the Successor Trust and shall deliver a confirmation thereof to the Original Fund. The Original Fund shall then deliver written instructions to the Successor Trust's transfer agent to establish accounts for the shareholders on the share record books relating to the Original Fund. Holders of Class 1 shares, Class 2 shares and Class 3 shares of the Original Fund shall receive in the transaction described above, Class 1 shares, Class 2 shares and Class 3 shares, respectively, of the Successor Fund. Successor Fund Shares of each such class shall have the same aggregate net asset value as the aggregate net asset value of the corresponding class of the Original Fund.

       (b) Delivery of the assets of the Original Fund shall be made not later than the next business day following the Valuation Date (the "Exchange Date"). Assets transferred shall be delivered to State Street Bank and Trust Company, the Successor Trust's custodian (the "Custodian"), for the account of the Successor Trust and the Successor Fund, with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Successor Trust and the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Successor Trust and the Successor Fund. All assets delivered to the Custodian as provided herein shall be allocated by the Successor Trust to the Successor Fund.

       (c) The Original Fund will pay or cause to be paid to the Successor Trust any interest received on or after the Exchange Date with respect to assets transferred from the Original Fund to the Successor Fund hereunder and to the Successor Trust any distributions, rights or other assets received by the Original Fund after the Exchange Date as distributions on or with respect to the securities transferred from the Original Fund to the Successor Fund hereunder and the Successor Trust shall allocate any such distributions, rights or other assets to the Successor Fund. All such assets shall be deemed included in assets transferred to the Successor Fund on the Exchange Date and shall not be separately valued.

       (d) The Valuation Date shall be as of November 24, 2003, or such earlier or later date as may be mutually agreed upon by the parties.

       (e) As soon as practicable after the Exchange Date, the Original Fund shall distribute all of the Successor Fund Shares received by it among the shareholders of the Original Fund in proportion to the number of shares each such shareholder holds in the Original Fund and, upon the effecting of such a distribution on behalf of the Fund, the Original Fund will dissolve and terminate. After the Exchange Date, the Original Fund shall not conduct any business except in connection with its dissolution and termination.

     2. THE ORIGINAL TRUST'S REPRESENTATIONS AND WARRANTIES. The Original Trust represents and warrants to and agrees with the Successor Trust as follows:

       (a) The Original Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement on behalf of the Original Fund.

       (b) The Original Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

       (c) On the Exchange Date, the Original Trust will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

       (d) The current prospectuses and statement of additional information of the Original Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

       (e) The Original Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any material provision of the Original Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Original Trust or the Original Fund is a party or by which it is bound.

       (f) Except as otherwise disclosed in writing to and accepted by the Successor Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Original Trust or the Original Fund or any of its or their properties or assets, which, if adversely determined, would materially and adversely affect their financial condition, the conduct of their business, or the ability of the Original Trust or the Original Fund to carry out the transactions contemplated by this Agreement. The Original Trust and the Original Fund know of no facts that might form the basis for the institution of such proceedings and are not parties to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated.

       (g) At the Exchange Date, there has not been any material adverse change in the Original Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Original Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Successor Trust. For the purposes of this subparagraph (g), a decline in the net asset value of the Original Fund shall not constitute a material adverse change.


       (h) At the Exchange Date, all federal and other tax returns and reports of the Original Fund required by law to have been filed by such date shall have been timely filed, and all federal and other taxes shown due on said returns and reports shall have been timely paid, or adequate provision shall have been made for the payment thereof. To the best of the Original Trust's knowledge, no such return is currently under audit, and no assessment, tax deficiency or liability has been asserted with respect to such returns by any tax authority.


       (i) For each fiscal year of its operation, the Original Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains required to so qualify.

       (j) All issued and outstanding shares of the Original Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Original Fund. All of the issued and outstanding shares of the Original Fund will, at the time of the Exchange Date, be held by the persons and in the amounts set forth in the records of the transfer agent. The Original Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Original Fund shares, nor is there outstanding any security convertible into any of the Original Fund shares.

       (k) At the Exchange Date, the Original Trust will have good and marketable title to the Original Fund's assets to be transferred to the Successor Fund pursuant to Section 1 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Successor Trust will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Successor Trust and accepted by the Successor Trust.

       (l) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Original Fund and, subject to the approval of the shareholders of the Original Trust on behalf of the Original Fund, this Agreement constitutes a valid and binding obligation of the Original Trust on behalf of the Original Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

       (m) The information furnished by the Original Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

     3. THE SUCCESSOR TRUST'S REPRESENTATIONS AND WARRANTIES. The Successor Trust represents and warrants to and agrees with the Original Trust as follows:

       (a) The Successor Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out this Agreement on behalf of the Successor Fund.

       (b) The Successor Trust is registered as an open-end management investment company and adopts the Registration Statement of the Original Trust and the Original Fund, for purposes of the 1933 Act.

       (c) At the Exchange Date, the Successor Fund Shares to be issued to the Original Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Successor Trust. No Successor Trust or Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.

       (d) The current prospectuses and statement of additional information of the Successor Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

       (e) The Successor Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Successor Trust's Amended and Restated Agreement and Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Successor Trust is a party or by which it is bound.

       (f) Except as otherwise disclosed in writing to the Original Trust and accepted by the Original Trust, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Successor Trust or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Successor Trust to carry out the transactions contemplated by this Agreement. The Successor Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

       (g) The Successor Fund has no known liabilities of a material amount, contingent or otherwise.

       (h) At the Exchange Date, there has not been any material adverse change in the Successor Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Successor Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Original Trust. For the purposes of this subparagraph (h), a decline in the net asset value of the Successor Fund shall not constitute a material adverse change.


       (i) The Successor Fund is a newly created series of the Successor Trust and has not yet commenced operations.

       (j) All issued and outstanding Successor Fund Shares are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Successor Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares.

       (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Successor Trust, and this Agreement constitutes a valid and binding obligation of the Successor
Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

       (l) The Successor Fund Shares to be issued and delivered to the Original Trust, for the account of the Original Fund shareholders, pursuant to the terms of this Agreement will, at the Exchange Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Successor Fund Shares, and will be fully paid and non-assessable.

       (m) The information furnished by the Successor Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.


     4. THE SUCCESSOR TRUST'S CONDITIONS PRECEDENT. The obligations of the Successor Trust hereunder shall be subject to the following conditions:

       (a) The Original Trust shall have furnished to the Successor Trust a statement of the Original Fund's assets, including a list of securities owned by the Original Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Exchange Date.

       (b) As of the Exchange Date, all representations and warranties of the Original Trust on behalf of the Original Fund made in this Agreement shall be true and correct as if made at and as of such date, and the Original Trust on behalf of the Original Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.


       (c) The Successor Trust shall have received an opinion of ______________, counsel to the Original Trust, in a form satisfactory to the Successor
Fund, and dated as of the Exchange Date, to the effect that:


            (i) the Original Trust is a Massachusetts business trust validly existing under the laws of the Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted;

            (ii) this Agreement has been duly authorized, executed and delivered by the Original Trust on behalf of the Original Fund and, assuming that the Successor Fund's Prospectus and the Original Fund's Proxy Statement comply with the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Fund, is a valid and binding obligation of the Original Trust and the Original Fund;

            (iii) the Original Trust, on behalf of the Original Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Original Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Successor Fund;

            (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Original Trusts's Declaration of Trust or By-laws or any provision of any material agreement known to such counsel to which the Original Trust or the Original Fund is a party or by which it is bound; and

            (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Original Trust on behalf of the Original Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

       (d) For the Original Trust, a vote approving this Agreement and the transactions and exchange contemplated hereby shall have been duly adopted by the shareholders of the Original Fund.

     5. THE ORIGINAL TRUST'S CONDITIONS PRECEDENT. The obligations of the Original Trust hereunder shall be subject to the following conditions:

       (a) that as of the Exchange Date all representations and warranties of the Successor Trust made in the Agreement shall be true and correct as if made at and as of such date, and that the Successor Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.


       (b) The Original Trust shall have received an opinion from _____________, counsel to the Successor Trust, in a form satisfactory to the Original Fund, and dated as of the Exchange Date, to the effect that:


            (i) the Successor Trust is a Massachusetts business trust duly formed and is validly existing under the laws of the Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted;

            (ii) the Shares to be delivered to the Original Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, except as described in the Successor Fund's Prospectus, non-assessable by the Successor Trust and the Successor Fund and no shareholder of the Successor Fund has any preemptive right to subscription or purchase in respect thereof;

            (iii) this Agreement has been duly authorized, executed and delivered by the Successor Trust on behalf of the Successor Fund and, assuming that the Registration Statement, the Successor Fund's Prospectus and the Original Fund's Proxy Statements comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Original Trust on behalf of the Original Fund, is a valid and binding obligation of the Successor Trust and the Successor Fund;

            (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Successor Trust's Amended and Restated Agreement and Declaration of Trust, as amended or Bylaws or any provision of any agreement known to such counsel to which the Successor Trust or the Successor Fund is a party or by which it is bound; and

            (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Successor Trust on behalf of the Successor Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.


     Such opinion shall contain such assumptions and limitations as shall be in the opinion of counsel appropriate to render the opinions expressed therein.


     6. THE SUCCESSOR TRUST'S AND THE ORIGINAL TRUST'S CONDITIONS
PRECEDENT. The obligations of both the Successor Trust and the Original Trust hereunder as to the Successor Fund and the Original Fund respectively, shall be subject to the following conditions:

       (a) The receipt of such authority, including "no-action" letters and orders from the Commission or state securities administrators, as may be necessary to permit the parties to carry out the transaction contemplated by this Agreement shall have been received.

       (b) The Successor Trust's adoption of the Registration Statement on Form N-1A under the 1933 Act shall have become effective, and any post-effective amendments to such Registration Statement as are determined by the Trustees of the Successor Trust to be necessary and appropriate, shall have been filed with the Commission and shall have become effective.

       (c) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted nor threatened to institute any proceeding seeking to enjoin consummation of the reorganization transactions contemplated hereby under Section 25(c) of the 1940 Act and no other action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

       (d) All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Successor Fund or the Original Fund, provided that either party hereto may for itself waive any of such conditions.


       (e) The parties shall have received a favorable opinion of Shearman and Sterling LLP (which opinion would be based upon certain factual representations and subject to certain qualifications) addressed to the Successor Fund and the Original Fund substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes, upon consummation of the transactions contemplated by this Agreement:

            (i) The transfer of all of the Original Fund assets in exchange for the Successor Fund Shares and the assumption by the Successor Fund of all the liabilities of the Original Fund followed by the distribution of the Successor Fund Shares to the Original Fund shareholders in dissolution and liquidation of the Original Fund will constitute a "reorganization" within the meaning of
                  Section 368(a)(1)(F) of the Code and the Successor Fund and the Original Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.


            (ii) No gain or loss will be recognized by the Successor Fund upon the receipt of the assets of the Original Fund in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Original Fund.

            (iii) No gain or loss will be recognized by the Original Fund upon the transfer of the Original Fund's assets to the Successor Fund in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Original Fund or upon the distribution of the Successor Fund Shares by the Original Fund to its shareholders in liquidation.

            (iv) No gain or loss will be recognized by the Original Fund shareholders upon the exchange of their Original Fund shares for the Successor Fund Shares.

            (v) The tax basis for the Successor Fund Shares received by each Original Fund shareholder pursuant to the transactions contemplated by this Agreement will be the same as the tax basis of the Original Fund shares exchanged for the Successor Fund Shares, and the holding period of the Successor Fund Shares to be received by each Original Fund shareholder will include the period during which the Original Fund shares exchanged therefor were held by such shareholder (provided the Original Fund shares were held as capital assets on the date of the transactions contemplated by this Agreement).

            (vi) The tax basis of the Original Fund assets acquired by the Successor Fund will be the same as the tax basis of such assets in the hands of the Original Fund immediately prior to the transactions contemplated by this Agreement, and the holding periods of the assets of the Original Fund in the hands of the Successor Fund will include the period during which those assets were held by the Original Fund.

     Notwithstanding anything herein to the contrary, neither the Successor Fund nor the Original Fund may waive the conditions set forth in Section 6. Provided, however, that at any time prior to the Exchange Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under the Agreement to the shareholders of the Original Fund.

     7. INDEMNIFICATION. The Successor Trust hereby agrees with the Original Trust and each Trustee of the Original Trust: (i) to indemnify each Trustee of the Original Trust against all liabilities and expenses referred to in the indemnification provisions of the Original

Trust's organizational documents, to the extent provided therein, incurred by any Trustee of the Original Trust; and (ii) in addition to the indemnification provided in (i) above, to indemnify each Trustee of the Original Trust against all liabilities and expenses and pay the same as they arise and become due, without any exception, limitation or requirement of approval by any person, and without any right to require repayment thereof by any such Trustee (unless such Trustee has had the same repaid to him or her) based upon any subsequent or final disposition or findings made in connection therewith or otherwise, if such action, suit or other proceeding involves such Trustee's participation in authorizing or permitting or acquiescing in, directly or indirectly, by action or inaction, the making of any distribution in any manner of all or any assets of the Original Fund without making provision for the payment of any liabilities of any kind, fixed or contingent, of the Original Fund, which liabilities were not actually and consciously personally known to such Trustee to exist at the time of such Trustee's participation in so authorizing or permitting or acquiescing in the making of any such distribution.

     8. TERMINATION OF AGREEMENT. As to the Original Fund and the corresponding Successor Fund, this Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Original Trust or the Board of Trustees of the Successor Trust, at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Original
Fund) if circumstances should develop that, in the opinion of either the Board of Trustees of the Original Trust or the Board of Trustees of the Successor Trust, make proceeding with this Agreement inadvisable.

     As to the Original Fund and the Successor Fund, if this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 8, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of the Successor Trust or the Trustees, officers or shareholders of the Original Trust, in respect of this Agreement.

     9. WAIVER AND AMENDMENTS. At any time prior to the Exchange Date, any of the conditions set forth in Section 4 may be waived by the Board of Trustees of the Successor Trust, and any of the conditions set forth in Section 5 may be waived by the Board of Trustees of the Original Trust, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Original Fund or the shareholders of the Successor Fund, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Board of Trustees of the Original Trust and the Board of Trustees of the Successor Trust in such manner as may be mutually agreed upon in writing by such Trustees if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders.

     10. NO SURVIVAL OF REPRESENTATIONS. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

     11. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Original Trust, shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

     12. CAPACITY OF TRUSTEES, ETC. With respect to both the Original Trust and the Successor Trust, the names used herein refer respectively to the Trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Massachusetts, in the case of the Original Trust and the Succesor Trust, which are hereby referred to and are also on file at the principal offices of the Original Trust or, as the case may be, the Successor Trust. The obligations of the Original Trust or of the Successor Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Original Trust or the Successor Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Original Trust or, as the case may be, the Successor Trust personally, but bind only the trust property, and all persons dealing with any Original Fund of the Original Trust or any Successor Fund of the Successor Trust must look solely to the trust property belonging to such Original Fund or, as the case may be, Successor Fund for the enforcement of any claims against the Original Fund or, as the case may be, Successor Fund.

     13. COUNTERPARTS. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

     IN WITNESS WHEREOF, the Original Trust and the Successor Trust have caused this Agreement and Plan of Reorganization to be executed as of the date above first written.

                                            SUNAMERICA SERIES TRUST
                                            on behalf of
                                            Asset Allocation Portfolio


ATTEST:---------------------------          By:--------------------------------
                                            Name:
                                            Title:


                                            ANCHOR SERIES TRUST
                                            on behalf of
                                            Asset Allocation Portfolio


ATTEST:---------------------------          By:--------------------------------
                                            Name:
                                            Title:

                                                                      EXHIBIT B

             FORM OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     This INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is dated as of January 1, 1999, as amended August 1, 2000 and ____________ between ANCHOR SERIES TRUST, a Massachusetts business trust (the "Trust") and AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser" or "SAAMCo").

     In consideration of the mutual agreements herein made, the parties hereto agree as follows:

                                      1.

The Trust's Portfolios. The Trust is authorized to issue shares in separate series, with each series representing interests in a separate portfolio of securities and other assets, and currently offers shares of the series set forth in Schedule A attached hereto (the "Portfolios"). It is recognized that additional Portfolios may be added and certain current Portfolios may be deleted in the future.

                                      2.

Duties of the Adviser. The Adviser shall manage the affairs of the Trust as set forth herein, either by taking such actions itself or by delegating its duties to a subadviser pursuant to a written subadvisory agreement. Such duties shall include, but not limited to, continuously providing the Trust with investment management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Portfolio of the Trust and making purchases and sales of securities on behalf of each Portfolio. The Adviser's management shall be subject to the control of the Trustees of the Trust (the "Trustees") and in accordance with the objectives, policies and restrictions for each such Portfolio set forth in the Trust's Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the "Act") and other applicable law, as well as to the factors affecting the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations thereunder and the status of variable contracts under the diversification requirements set forth in Section 817(h) of the Code and the regulations thereunder. In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any of its Portfolios) and such executive and other personnel as shall be necessary for the operations of each Portfolio,
(ii) be responsible for the financial and accounting records required to be maintained by each Portfolio (including those maintained by the Trust's custodian), (iii) oversee the performance of services provided to each Portfolio by others, including the custodian, transfer agent, shareholder servicing agent and subadviser, if any. The Trust acknowledges that the Adviser also acts as the manager of other investment companies; (iv) together with the assistance of affiliates, (a) evaluate the subadviser, if any, and advise the Trustees of the subadviser(s) which the Adviser believes is/are best suited to invest the assets of each Portfolio, (b) monitor and evaluate the investment performance of each subadviser employed by the Trust, (c) allocate the portion of each Portfolios' assets to be managed by each subadviser; and (d) shall recommend changes of or the addition of subadvisers when appropriate.

     The Adviser may delegate certain of its duties under this Agreement with respect to a Portfolio to a subadviser pursuant to a written agreement, subject to the approval of the Trustees as required by the Act. The Adviser may, as it deems necessary or appropriate from time to time, (i) terminate a subadvisory arrangement with respect to a Portfolio, or a component of the assets thereof, and engage a new subadviser for such Portfolio, or component thereof, or (ii) amend the agreement between itself and a subadviser, without obtaining shareholder approval in either case; provided, however, that any such new subadvisory arrangement or amendment to an existing arrangement be approved by the Trustees in the manner required by either Act or order of the Securities and Exchange Commission exempting the Adviser and the Trust from the provisions of Section 15(a) of the Act relating to the engagement of subadvisers for the Portfolios. The Adviser is solely responsible for payment of any fees or other charges to a subadviser arising from such delegation and the Trust shall have no liability therefor.

                                      3.

Expenses. The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Trust, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute, insurance premium dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.

                                      4.

Compensation. (a) As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the amounts set forth in Schedule A attached hereto calculated in accordance with the average daily net assets of the indicated Portfolio.

     To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Portfolio in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), the Adviser agrees to waive such portion of its advisory fee in excess of the limitation, but such waiver shall not exceed the full amount of the advisory fee for such year except as may be elected by Adviser in its discretion. For this purpose, aggregate expenses of a Portfolio shall include the compensation of the Adviser and all normal expenses, fees and charges, but shall exclude interest, taxes, brokerage fees on portfolio transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In addition, from time to time the Adviser may waive fees or reimburse expenses with respect to a Portfolio in order that its expense ratio not exceed a specified amount as set forth in the Portfolio's prospectus. In the event any amounts are so waived or contributed by the Adviser to the Trust, the Trust agrees to reimburse the Adviser, within a two-year period after such waiver, any expenses waived, provided that such reimbursement does not result in increasing the Trust's aggregate expenses above the aforementioned expense limitation ratios.

     The Adviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Portfolio shall be that determined in the manner and on the dates set forth in the current prospectus of the Trust and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.

     (b) Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

                                      5.

Purchase and Sale of Securities. The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Adviser shall deem appropriate in order to carry out the policies with respect to portfolio transactions as set forth in the Trust's Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Trustees may direct from time to time.

     Nothing herein shall prohibit the Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security and economic analysis.

                                      6.

Term of Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date approved by the Trustees of the Trust in respect of such Portfolio, and from year to year thereafter so long as such continuance is approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Portfolio with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Portfolio by the vote of a majority of the outstanding voting securities of that Portfolio, or by the Trustees of the Trust which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Portfolio notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Portfolio, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

                                      7.

Termination. This Agreement may be terminated at any time as to a Portfolio, without payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Portfolio on sixty (60) days' written notice to the Adviser. Similarly, the Adviser may terminate this Agreement without penalty on like notice to the Trust provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

                                      8.

Reports. The Adviser shall report to the Trustees, or to any committee or officers of the Trust acting pursuant to the authority of the Trustees, at such times and in such detail as shall be reasonable and as the Board may deem appropriate in order to enable the Trust to determine that the investment policies of each Portfolio are being observed and implemented and that the obligations of the Adviser under this Agreement are being fulfilled. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Trust shall at all times be subject to any directives of the Trustees or any duly constituted committee or officer of the Trust acting pursuant to the authority of the Trustees.

                                      9.

Records. The Trust is responsible for maintaining and preserving for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents as to constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust's auditor's certification relating thereto. The Adviser hereby undertakes and agrees to maintain in the form and for the periods required by Rule 31a-2 under the Act, all records relating to the Portfolio's investments that are required to be maintained pursuant to the requirements of Rule 31a-1 of the Act.

     The Adviser and the Trust agree that all accounts, books and other records maintained and preserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Portfolio shall, at all times, remain the property of the Trust.

                                      10.

Liability of Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser), the Adviser shall not be subject to liability to the Trust or to any other person for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct or liability under Section 36(b) of the Act, the Trust shall indemnify the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) from any liability arising from the Adviser's conduct under this Agreement.

     Indemnification to the Adviser or any of its personnel or affiliates shall be made when (A) a final decision on the merits rendered, by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or, (B) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by
(a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the Act nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion. The Trust may, by vote of a majority of the disinterested, non-party Trustees, advance attorneys' fees or other expenses incurred by officers, Trustees, investment advisers, subadvisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that such person is entitled to indemnification. Such advance shall be subject to at least one of the following: (i) the person to be indemnified shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

                                      11.

Miscellaneous. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

     The Declaration of Trust establishing the Trust, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally; and that no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust or any Portfolio; but that the Trust Estate shall be liable. Notice is hereby given that nothing contained herein shall be construed to be binding upon any of the Trustees, officers, or shareholders of the Trust individually.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                          ANCHOR SERIES TRUST


                                          By:----------------------------------
                                             Robert M. Zakem
                                             President


                                          AIG SUNAMERICA ASSET MANAGEMENT CORP


                                          By:----------------------------------
                                             Peter A. Harbeck
                                             President and CEO

                                  SCHEDULE A

                                                        FEE RATE
PORTFOLIO                               (as a % of average daily net asset value)
---------                               ------------------------------------------
Money Market Portfolio                  .50% first $150 million
                                        .475% next $100 million
                                        .450% next $250 million
                                        .425% thereafter

Government & Quality Bond Portfolio     .625% first $200 million
                                        .575% next $300 million
                                        .50% thereafter

Growth Portfolio                        .75% first $250 million
                                        .675% next $250 million
                                        .60% thereafter

Strategic Multi-Asset Portfolio         1.00% first $200 million
                                        .875% next $300 million
                                        .80% thereafter

Multi-Asset Portfolio                   1.00% first $200 million
                                        .875% next $300 million
                                        .80% thereafter

Capital Appreciation Portfolio          .75% first $50 million
                                        .725% next $50 million
                                        .70% thereafter

Growth and Income Portfolio             .70% first $100 million
                                        .65% next $150 million
                                        .60% next $250 million
                                        .575% thereafter

Natural Resources Portfolio             .75% net assets

Asset Allocation Portfolio              .75% first $50 million
                                        .65% next $100 million
                                        .60% next $100 million
                                        .55% thereafter

                                                                      EXHIBIT C

                                   [Form of]
                                 SERVICE PLAN
                            PURSUANT TO RULE 12b-1
                               (CLASS 2 SHARES)

     SERVICE PLAN adopted as of the _____________ day of (Month), (Year), by Anchor Series Trust, a Massachusetts business trust (the "Trust"), on behalf of the Class 2 shares of its separately designated series, [Name] (the "Fund").

                             W I T N E S S E T H:

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company; and

     WHEREAS, the Fund is a separately designated investment series of the Trust with its own investment objective, policies and purposes offering two separate classes of shares of beneficial interest, par value $.01 per share, of the Trust (the "Shares"); and

     WHEREAS, the Trust has entered into various Fund Participation Agreements with each of Anchor National Life Insurance Company ("Anchor National") and First SunAmerica Life Insurance Company ("First Sun" and together with Anchor National, the "Life Companies"), as amended for time to time (the "Anchor Series Trust Fund Participation Agreements") pursuant to which the Trust has agreed to make shares of certain portfolios available for purchase by one or more of the Life Companies' segregated asset accounts or divisions thereof, in connection with the allocation by contract and policy owners or purchase payments to corresponding investment options offered under variable annuity contracts and variable life insurance policies offered by the Life Companies; and

     WHEREAS, the Trust desires to adopt this Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act, pursuant to which the Trust will pay a service fee to the Life Company with respect to Class 2 shares of the Trust; and

     WHEREAS, the Board of Trustees of the Trust (the "Trustees") as a whole, and the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "12b-1 Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its Class 2 shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

     NOW THEREFORE, the Trust on behalf of the Fund hereby adopts this Plan on the following terms:

1. Account Maintenance Activities. The Fund agrees to pay the Life Companies a service fee at the end of each month at an annual rate of 15 basis points (.15%) of the average daily net assets attributable to Class 2 shares of the Fund to compensate the Life Companies for costs associated with the servicing of the Class 2 shares of the Fund, including, but not limited to, the cost of reimbursing the Life Companies for expenditures made to financial intermediaries for providing services to contract holders who are indirect beneficial owners of Class 2 shares of the Fund. Such services are not intended to relate to the sale, promotion or marketing of the Class 2 shares. The service fee shall be paid to the Life Companies pursuant to the terms of the Anchor Series Trust Fund Participation Agreements or any Addendums thereto. Payment of the service fee described in this Section 1 shall be subject to any limitations set forth in applicable regulations of the National Association of Securities Dealers, Inc. Nothing herein shall prohibit the Life Companies from collecting service fees in any given year, as provided hereunder, in excess of expenditures made during such year to financial intermediaries for the above-referenced purposes.

2. Payments to Other Parties. The Fund hereby authorizes the Life Companies to enter into agreements with Securities Firms to provide compensation to such Securities Firms for activities and services of the type referred to in Sections 1 and 2 hereof. The Life Companies may reallocate all or a portion of their account maintenance to such Securities Firms as compensation for the above-mentioned activities and services. Such agreements shall provide that the Securities Firms shall deliver to the Life Companies such information as is reasonably necessary to permit the Life Companies to comply with the reporting requirements set forth in Section 5 hereof.

3. Related Agreements. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

(a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the 12b-1 Trustees or, by vote of a majority of the outstanding voting securities (as defined in the Act) of Class 2 shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

(b) that such agreement shall terminate automatically in the event of its assignment.

4. Quarterly Reports. The Treasurer of the Trust shall provide to the Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan with respect to Class 2 shares of the Fund and any related agreement and the purposes for which such expenditures were made.

(a) Term and Termination. This Plan shall become effective as of the date hereof, and, unless terminated as herein provided, shall continue from year to year thereafter, so long as such continuance is specifically approved at least annually by votes, cast in person at a meeting called for the purpose of voting on such approval, of a majority of both the (i) the Trustees of the Trust, and
(ii) the 12b-1;

(b) This Plan may be terminated at any time by vote of a majority of the 12b-1 Trustees or by vote of a majority of the outstanding voting securities (as defined in the Act) of Class 2 shares of the Fund.

5. Amendments. This Plan may not be amended to increase materially the maximum expenditures permitted by Sections 1 and 2 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the Act) of Class 2 shares of the Fund, and no material amendment to this Plan shall be made unless approved in the manner provided for the annual renewal of this Plan in Section 6(a) hereof.

6. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

7. Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 5 hereof for a period of not less than six years from the date of this Plan, any such related agreement or such reports, as the case may be, the first two years in an easily accessible place.

8. Definition of Certain Terms. For purposes of this Plan, the terms "assignment," "interested person," "majority of the outstanding voting securities," and "principal underwriter" shall have their respective meanings defined in the Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Trust or the principal underwriter of the Shares by the Securities and Exchange Commission, or its staff under the Act.

9. Separate Series. Pursuant to the provisions of the Declaration of Trust, the Fund is a separate series of the Trust, and all debts, liabilities and expenses of Class 2 shares of the Fund shall be enforceable only against the assets of Class 2 shares of the Fund and not against the assets of any other series or class of shares or of the Trust as a whole.

     IN WITNESS WHEREOF, the Trust has caused this Plan to be executed as of the day and year first written above.


                                            ANCHOR SERIES TRUST


                                            By:_______________________________
                                               Name:
                                               Title:

                                   [Form of]
                                 SERVICE PLAN
                            PURSUANT TO RULE 12b-1
                               (CLASS 3 SHARES)

     SERVICE PLAN adopted as of the _____________ day of (Month), (Year), by Anchor Series Trust, a Massachusetts business trust (the "Trust"), on behalf of the Class 3 shares of its separately designated series, [Name] (the "Fund").

                             W I T N E S S E T H:

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company; and

     WHEREAS, the Fund is a separately designated investment series of the Trust with its own investment objective, policies and purposes offering three
(3) separate classes of shares of beneficial interest, par value $.01 per share, of the Trust (the "Shares"); and

     WHEREAS, the Trust has entered into various Fund Participation Agreements with each of Anchor National Life Insurance Company ("Anchor National") and First SunAmerica Life Insurance Company ("First Sun" and together with Anchor National, the "Life Companies"), as amended from time to time (the "Anchor Series Trust Fund Participation Agreements") pursuant to which the Trust has agreed to make shares of certain portfolios available for purchase by one or more of the Life Companies' segregated asset accounts or divisions thereof, in connection with the allocation by contract and policy owners or purchase payments to corresponding investment options offered under variable annuity contracts and variable life insurance policies offered by the Life Companies; and

     WHEREAS, the Trust desires to adopt this Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act, pursuant to which the Trust will pay a service fee to the Life Company with respect to Class 3 shares of the Trust; and

     WHEREAS, the Board of Trustees of the Trust (the "Trustees") as a whole, and the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "12b-1 Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its Class 3 shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

     NOW THEREFORE, the Trust on behalf of the Fund hereby adopts this Plan on the following terms:

10. Account Maintenance Activities. The Fund agrees to pay the Life Companies a service fee at the end of each month at an annual rate of 25 basis points (.25%) of the average daily net assets attributable to Class 3 shares of the Fund to compensate the Life Companies for costs associated with the servicing of the Class 3 shares of the Fund, including, but not limited to, the cost of reimbursing the Life Companies for expenditures made to financial intermediaries for providing services to contract holders who are indirect beneficial owners of Class 3 shares of the Fund. Such services are not intended to relate to the sale, promotion or marketing of the Class 3 shares. The service fee shall be paid to the Life Companies pursuant to the terms of the Anchor Series Trust Fund Participation Agreements or any Addendums thereto. Payment of the service fee described in this Section 1 shall be subject to any limitations set forth in applicable regulations of the National Association of Securities Dealers, Inc. Nothing herein shall prohibit the Life Companies from collecting service fees in any given year, as provided hereunder, in excess of expenditures made during such year to financial intermediaries for the above-referenced purposes.

11. Payments to Other Parties. The Fund hereby authorizes the Life Companies to enter into agreements with Securities Firms to provide compensation to such Securities Firms for activities and services of the type referred to in Sections 1 and 2 hereof. The Life Companies may reallocate all or a portion of their account maintenance to such Securities Firms as compensation for the above-mentioned activities and services. Such agreements shall provide that the Securities Firms shall deliver to the Life Companies such information as is reasonably necessary to permit the Life Companies to comply with the reporting requirements set forth in Section 4 hereof.

12. Related Agreements. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

(a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the 12b-1 Trustees or, by vote of a majority of the outstanding voting securities (as defined in the Act) of Class 3 shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

(b) that such agreement shall terminate automatically in the event of its assignment.

13. Quarterly Reports. The Treasurer of the Trust shall provide to the Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan with respect to Class 3 shares of the Fund and any related agreement and the purposes for which such expenditures were made.

(a) Term and Termination. This Plan shall become effective as of the date hereof, and, unless terminated as herein provided, shall continue from year to year thereafter, so long as such continuance is specifically approved at least annually by votes, cast in person at a meeting called for the purpose of voting on such approval, of a majority of both the (i) the Trustees of the Trust, and
(ii) the 12b-1 Trustees; and

(b) This Plan may be terminated at any time by vote of a majority of the 12b-1 Trustees or by vote of a majority of the outstanding voting securities (as defined in the Act) of Class 3 shares of the Fund.

14. Amendments. This Plan may not be amended to increase materially the maximum expenditures permitted by Sections 1 and 2 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the Act) of Class 3 shares of the Fund, and no material amendment to this Plan shall be made unless approved in the manner provided for the annual renewal of this Plan in Section 4(a) hereof.

15. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

16. Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 4 hereof for a period of not less than six years from the date of this Plan, any such related agreement or such reports, as the case may be, the first two years in an easily accessible place.

17. Definition of Certain Terms. For purposes of this Plan, the terms "assignment," "interested person," "majority of the outstanding voting securities," and "principal underwriter" shall have their respective meanings defined in the Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Trust or the principal underwriter of the Shares by the Securities and Exchange Commission, or its staff under the Act.

18. Separate Series. Pursuant to the provisions of the Declaration of Trust, the Fund is a separate series of the Trust, and all debts, liabilities and expenses of Class 3 shares of the Fund shall be enforceable only against the assets of Class 3 shares of the Fund and not against the assets of any other series or class of shares or of the Trust as a whole.

     IN WITNESS WHEREOF, the Trust has caused this Plan to be executed as of the day and year first written above.


                                            ANCHOR SERIES TRUST


                                            By:_______________________________
                                               Name:
                                               Title:

          PROXY TABULATOR                                                   FOR YOUR CONVENIENCE
          P.O. BOX 9132                                  YOU MAY VOTE BY TELEPHONE - 24 HOURS A DAY, 7 DAYS A WEEK
          HINGHAM, MA 02043-9132                                               1-800-690-6903
                                                         o Read the Prospectus/Proxy Statement and have this card at hand
**** CONTROL NUMBER: 999 999 999 999 99 ****             o Call toll-free 1-800-690-6903
                                                         o Enter the control number shown below and follow the recorded instructions
                                                         o Do not return this paper ballot if you are voting by telephone

PORTFOLIO NAME PRINTS HERE                                                                         SUNAMERICA SERIES TRUST INSURANCE
COMPANY NAME PRINTS HERE                                                                             SPECIAL MEETING OF SHAREHOLDERS

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY
THE TRUSTEES OF SUNAMERICA SERIES TRUST. A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE ASSET ALLOCATION PORTFOLIO, IN WHICH
CONTRACT VALUES ATTRIBUTABLE TO YOUR VARIABLE CONTRACT WERE INVESTED AS OF AUGUST 29, 2003.

The undersigned hereby instructs the above-referenced insurance company to vote the shares of the Asset Allocation Portfolio of
SunAmerica Series Trust attributable to his or her variable contract at the Special Meeting of Shareholders to be held at the offices of AIG SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311 at 10:30 a.m.,
Eastern Standard Time, October 28, 2003, and at any adjournments thereof, as indicated on the reverse side. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement for the meeting to be held on October 28, 2003. The variable account shall vote as indicated on the reverse side, and in its own discretion, upon such other business as may properly come before the meeting.

                                                                                    \/

                                                                                           Date:___________________, 2003

                                                                                ____________________________________________________


                                                                                ____________________________________________________
                                                                                Signature(s)                       (Sign in the Box)

                                                                                If a contract is held jointly, each contract owner
                                                                                should sign. If only one signs, it will be binding.
                                                                                If the contract owner is a business entity, please
                                                                                indicate the title of the person signing.

\/                                                                                                     \/                    AAP-VIC

LABEL BELOW FOR MIS USE ONLY!                              MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____
PO#N-8651
AIG #                                                      OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
SUNAMERICA SERIES TRUST-ASSET                              MIS to print this form in its current state.
ORIGINAL 1UP OVERSIZE 2-SIDES 8/22/03 TD                   _________________________________________________________________________
SCOTT M (AIG SUNAMERICA SERIES TRUST-ASSET)                SIGNATURE OF PERSON AUTHORIZING PRINTING       DATE
CHANGED TO 2-UP SMALL 9-18-03 JA
REVISION #1 9-23-03 JA
REVISION #2 9-24-03 JA
REVISION #3 9-24-03 KD
SIGNOFF 9/24/03 TD

                                          Please fill in box(es) as shown using black or blue ink or number 2 pencil.  [x]
                                  \/      PLEASE DO NOT USE FINE POINT PENS.                                                  \/

PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE
WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS MUST BE RECEIVED BY OCTOBER 27, 2003 TO BE VOTED FOR
THE MEETING TO BE HELD ON OCTOBER 28, 2003.

THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACT OWNER. IF NO DIRECTION IS MADE
THIS CARD WILL BE VOTED "FOR" THE PROPOSAL. WITH RESPECT TO THOSE SHARES FOR WHICH NO PROXY INSTRUCTIONS HAVE BEEN RECEIVED BY THE
VARIABLE ACCOUNT ON OR BEFORE OCTOBER 27, 2003, THE VARIABLE ACCOUNT WILL CAST SHARES IN THE AFFIRMATIVE, THE NEGATIVE, OR IN
ABSTENTION, IN THE SAME PROPORTION AS THOSE SHARES FOR WHICH INSTRUCTION CARDS HAVE BEEN RECEIVED. PLEASE REFER TO THE PROXY
STATEMENT FOR A DISCUSSION OF THE PROPOSAL.

                                                                                                             FOR   AGAINST   ABSTAIN

1.   To approve the Agreement and Plan of Reorganization, in the form set forth in Exhibit A to the Proxy    [ ]     [ ]       [ ]
     Statement, pursuant to which the Asset Allocation Portfolio of SunAmerica Series Trust will be reorganized into the newly created Asset Allocation Portfolio of Anchor Series Trust.

2.   To transact such other business as may properly come before the Meeting or any adjournment thereof.


                           PLEASE SIGN, DATE AND RETURN YOUR VOTING INSTRUCTIONS ON THE OTHER SIDE TODAY.

\/                                                                                                        AAP-VIC           \/


LABEL BELOW FOR MIS USE ONLY!                              MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____
PO#N-8651
AIG #                                                      OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
SUNAMERICA SERIES TRUST-ASSET                              MIS to print this form in its current state.
ORIGINAL 1UP OVERSIZE 2-SIDES 8/22/03 TD                   _________________________________________________________________________
SCOTT M (AIG SUNAMERICA SERIES TRUST-ASSET)                SIGNATURE OF PERSON AUTHORIZING PRINTING            DATE
CHANGED TO 2-UP SMALL 9-18-03 JA
REVISION #1 9-23-03 JA
REVISION #2 9-24-03 JA
REVISION #3 9-24-03 KD
SIGNOFF 9/24/03 TD

                                                                          FOR YOUR CONVENIENCE
                                                       YOU MAY VOTE BY TELEPHONE - 24 HOURS A DAY, 7 DAYS A WEEK
                                                                             1-800-690-6903
                                                       o (Read the Prospectus/Proxy Statement and have this card at hand)
                                                       o (Call toll-free)(1-800-690-6903)
                                                       o (Enter the)(control number)(shown below and follow the recorded instruction
**** CONTROL NUMBER: 999 999 999 999 99 ****           o (Do not return this paper ballot if you are voting by telephone)

ASSET ALLOCATION PORTFOLIO
AIG LIFE INSURANCE COMPANY                                                                           SUNAMERICA SERIES TRUST
Variable Account II                                                                                  SPECIAL MEETING OF SHAREHOLDERS

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY
THE TRUSTEES OF SUNAMERICA SERIES TRUST. A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE ASSET ALLOCATION PORTFOLIO, IN WHICH POLICY
VALUES ATTRIBUTABLE TO YOUR VARIABLE POLICY WERE INVESTED AS OF AUGUST 29, 2003.

The undersigned hereby instructs the above-referenced insurance company variable account to vote the shares of the Asset Allocation
Portfolio of SunAmerica Series Trust attributable to his or her variable policy at the Special Meeting of Shareholders to be held at the offices of AIG SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311 at 10:30
a.m., Eastern Standard Time, October 28, 2003 (the "Meeting"), and at any adjournments thereof, as indicated on the reverse side.

The undersigned hereby acknowledges receipt of the Notice and Proxy Statement for the Meeting to be held on October 28, 2003.

The variable account shall vote as indicated on the reverse side, and in its own discretion, upon such other business as may properly come before the Meeting.

                                                                                         Date:___________________, 2003
                                                                                ____________________________________________________


                                                                                ____________________________________________________
                                                                                Signature(s)                       (Sign in the Box)

                                                                                If a contract is held jointly, each contract owner
                                                                                should sign. If only one signs, it will be binding.
                                                                                If the contract owner is a business entity, please
                                                                                indicate the title of the person signing.

                                                                                                                           AAP-VIC-T


LABEL BELOW FOR MIS USE ONLY!                              MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____
PO#N-8651-T
AIG # 382                                                  OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
SUNAMERICA SERIES TRUST - ASSET                            MIS to print this form in its current state.
ORIGINAL 2-UP SMALL 9-19-03 JA
SCOTT M.                                                   _________________________________________________________________________
(AIG SUNAMERICA SERIES TRUST-ASSET VIC)                    SIGNATURE OF PERSON AUTHORIZING PRINTING                DATE
REVIEW #1 9-19-03 JA
REVISION #1 9-23-03 JA
REVISION #2 9-24-03 JA
REVISION #3 9-24-03 KD
REVIEW #2 9/24/03 TD
SIGNOFF 9/24/03 TD

                                    Please fill in box(es) as shown using black or blue ink or number 2 pencil. [x]
                                    PLEASE DO NOT USE FINE POINT PENS.

PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE
WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS MUST BE RECEIVED BY OCTOBER 27, 2003 TO BE VOTED FOR
THE MEETING TO BE HELD ON OCTOBER 28, 2003.

This voting instruction, if properly executed, will be voted in the manner directed by the policy owner. If no direction is made this card will be voted "FOR" the proposal. With respect to those shares for which no proxy instructions have been received by the variable account on or before October 27, 2003, the variable account will cast shares in the affirmative, the negative, or in abstention, in the same proportion as those shares for which instruction cards have been received. Please refer to the proxy statement for a discussion of the proposal.

                                                                                                             FOR   AGAINST   ABSTAIN

1.   To approve the Agreement and Plan of Reorganization, in the form set forth in Exhibit A to the Proxy    [ ]     [ ]       [ ]
     Statement, pursuant to which the Asset Allocation Portfolio of SunAmerica Series Trust will be reorganized into the newly created Asset Allocation Portfolio of Anchor Series Trust.

2.   To transact such other business as may properly come before the Meeting or any adjournment thereof.

                           PLEASE SIGN, DATE AND RETURN YOUR VOTING INSTRUCTIONS ON THE OTHER SIDE TODAY.

                                                                                                          AAP-VIC-T

LABEL BELOW FOR MIS USE ONLY!                              MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____
PO#N-8651-T
AIG # 382                                                  OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
SUNAMERICA SERIES TRUST - ASSET                            MIS to print this form in its current state.
ORIGINAL 2-UP SMALL 9-19-03 JA                             _________________________________________________________________________
SCOTT M.                                                   SIGNATURE OF PERSON AUTHORIZING PRINTING              DATE
(AIG SUNAMERICA SERIES TRUST-ASSET VIC)
REVISION #1 9-23-03 JA
REVISION #2 9-24-03 JA
SIGNOFF 9/24/03 TD

          SUNAMERICA SERIES TRUST

                                                                                  Special Meeting of Shareholders - October 28, 2003
PORTFOLIO NAME PRINTS HERE                                                This Proxy Is Solicited on Behalf of the Board of Trustees



The undersigned hereby appoints ________________________________________________________ and each or any of them, as proxies, with full power of substitution, to vote all shares of the above-referenced portfolio represented by this proxy which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on October 28, 2003, and at any adjournments thereof, with all powers the undersigned would possess if personally present at such meeting.

                                                                                \/
                                                                                          Dated___________________, 2003
                                                                                ____________________________________________________


                                                                                ____________________________________________________
                                                                                Signature(s), (if held jointly)    (Sign in the Box)
                                                                                IMPORTANT: Please date and sign exactly as your name
                                                                                appears hereon. When signing as executor,
                                                                                administrator, trustee, agent, attorney, guardian,
                                                                                or corporate officer, please set forth your full
                                                                                title. Joint owners must each sign.

\/                                                                                                      \/                       AAP


LABEL BELOW FOR MIS USE ONLY!                              MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____
PO#N-8651-C
AIG # 320, 624                                             OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
SUNAMERICA SERIES TRUST-ASSET                              MIS to print this form in its current state.
ORIGINAL 2-UP SMALL 9-19-03 JA                             _________________________________________________________________________
SCOTT M. (AIG SUNAMERICA SERIES                            SIGNATURE OF PERSON AUTHORIZING PRINTING                 DATE
TRUST-ASSET PROXY)
REVIEW #1 9-19-03 JA

                                         Please fill in box(es) as shown using black or blue ink or number 2 pencil. [x]
                            \/           PLEASE DO NOT USE FINE POINT PENS.                                                   \/

PLEASE MARK YOUR PROXY CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO
POSTAGE IF MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS MUST BE RECEIVED BY OCTOBER 27, 2003 TO BE VOTED FOR THE MEETING TO BE
HELD ON OCTOBER 28, 2003.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE THIS CARD WILL BE
VOTED "FOR" THE PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.

                                                                                                             FOR   AGAINST   ABSTAIN

1.   To approve the Agreement and Plan of Reorganization, in the form set forth in Exhibit A to the Proxy    [ ]     [ ]       [ ]
     Statement, pursuant to which the Asset Allocation Portfolio of SunAmerica Series Trust will be reorganized into the newly created Asset Allocation Portfolio of Anchor Series Trust.

2.   To Transact such other business as may properly come before the Meeting or any adjournment thereof.

                               PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD ON THE OTHER SIDE TODAY.

\/                                                                                                       AAP                  \/

LABEL BELOW FOR MIS USE ONLY!                              MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____
PO#N-8651-C
AIG # 320, 624                                             OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
SUNAMERICA SERIES TRUST-ASSET                              MIS to print this form in its current state.
ORIGINAL 2-UP SMALL 9-19-03 JA                             _________________________________________________________________________
SCOTT M. (AIG SUNAMERICA SERIES                            SIGNATURE OF PERSON AUTHORIZING PRINTING                DATE
TRUST-ASSET PROXY)